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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                        PURSUANT TO SECTION 13 or 15(d)

                    OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  APRIL 14, 1994
                                                   --------------

                            FIRST BANK SYSTEM, INC.
                            -----------------------
            (Exact name of registrant as specified in its charter)


          DELAWARE                        1-6880                 41-0255900
          --------                        ------                 ----------
(State or other jurisdiction           (Commission            (I.R.S. Employer
     of Incorporation)                 File Number)          Identification No.)


601 SECOND AVENUE SOUTH, MINNEAPOLIS, MINNESOTA                     55402
- -----------------------------------------------                     -----
   (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code:  612-973-1111
                                                            ------------


                                NOT APPLICABLE
                                --------------
         (Former name or former address, if changed since last report)
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Item 5. Other Events
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        On April 14, 1994, First Bank System, Inc. (the "Company") released its first quarter, 1994 earnings summary to the public. The Company is hereby filing with the Securities and Exchange Commission a copy of its press release dated April 14, 1994.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
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        c.) Exhibits

            Exhibit 99.1 Press release of First Bank System, Inc. dated April 14, 1994.




                               INDEX TO EXHIBITS

       Document                                                      Page Number
       --------                                                      -----------

99.1   Press release of First Bank System, Inc. dated April 14, 1994     3-16




                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       FIRST BANK SYSTEM, INC.




Date: April 20, 1994                   By  /s/ Susan E. Lester
      --------------                       -------------------
                                       Susan E. Lester
                                       Executive Vice President & Controller

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